DIAMOND HILL FUNDS

Diamond Hill Small Cap Fund
Diamond Hill Small-Mid Cap Fund
Diamond Hill Mid Cap Fund
Diamond Hill Large Cap Fund
Diamond Hill Large Cap Concentrated Fund
Diamond Hill All Cap Select Fund
Diamond Hill Long-Short Fund
Diamond Hill International Fund
Diamond Hill Short Duration Securitized Bond Fund
Diamond Hill Core Bond Fund

Supplement dated September 20, 2022
to the Statement of Additional Information ("SAI") Dated February 28, 2022 As Amended

Effective September 20, 2022, the section of the SAI listing the types of investments that can be held by the Diamond Hill Funds, on page 8, is revised to include All Funds as eligible to hold U.S. Government Obligations.

Additional Information About Fund Investments and Risk Considerations

Instrument	Funds	Section
U.S. Government Obligations: May include direct obligations of the U.S. Treasury, including Treasury bills, notes and bonds, all of which are backed as to principal and interest payments by the full faith and credit of the United States, and separately traded principal and interest component parts of such obligations that are transferable through the Federal book-entry system known as Separate Trading of Registered Interest and Principal of Securities ("STRIPS") and Coupons Under Book Entry Safekeeping ("CUBES"). Risk Type: Fixed Income, LIBOR, Market

	All Funds	US Government Obligations

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

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